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     SUPPLEMENT NO. 3 dated June 1, 2004

TO   PROSPECTUS dated February 1, 2004

FOR  STATE STREET RESEARCH AURORA FUND
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST


     INVESTMENT MANAGEMENT

     Effective June 2004, the last paragraph under the caption "Investment Management" at page 8 of the prospectus is revised in its entirety as follows:

     "The fund is managed by the State Street Research Small-Cap Value Team. The team is led by Paul Haagensen. Mr. Haagensen, a managing director of State Street Research & Management Company, joined the firm in 2002. During the past five years he has also served as portfolio manager and senior analyst at Putnam Investments."


                                                                    AR-8655-0604
                                                 Control Number: (exp0205)SSR-LD
                                                                           40955

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